Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements and related notes are presented to show the effects of the sale of the working and net revenue interests of our south Texas and Alabama properties.

The pro forma consolidated statements of operations for the year ended June 30, 2005 are presented to show the net loss from continuing operations as if the sale occurred effective July 1, 2004. The pro forma consolidated statements of operations for the six months ended December 31, 2005 are presented to show the net loss from continuing operations as if the sale occurred effective July 1, 2005. The pro forma condensed consolidated balance sheets are based on the assumption that the sale occurred effective December 31, 2005.

Pro forma data are based on assumptions and include adjustments as explained in the notes to the unaudited pro forma condensed consolidated financial statements. The pro forma data are not necessarily indicative of the financial results that would have been attained had the sale occurred on the dates referenced above and should not be viewed as indicative of operations in future periods. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the notes thereto and our Annual Report on Form 10-K for the year ended June 30, 2005 and our quarterly report on Form 10-Q for the quarter ended December 31, 2005.

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2005

	Contango Historical	Pro Forma Adjustments		Pro Forma After Sale
REVENUES:
Natural gas and oil sales	$4,330,440	$(2,598,392	)(a)	$1,732,048

Total revenues	4,330,440	(2,598,392)		1,732,048

EXPENSES:
Operating expenses	506,943	(334,031	)(b)	172,912
Exploration expenses	6,607,049	(294,806	)(c)	6,312,243
Depreciation, depletion and amortization	1,232,624	(589,026	)(d)	643,598
Impairment of natural gas and oil properties	236,537	—		236,537
General and administrative expense	3,570,957	—		3,570,957

Total expenses	12,154,110	(1,217,863)		10,936,247

LOSS FROM CONTINUING OPERATIONS	(7,823,670)	(1,380,529)		(9,204,199)

Interest expense	(71,506)			(71,506)
Interest income	431,803	—		431,803
Gain on sale of marketable securities	705,147	—		705,147

LOSS FROM CONTINUING
OPERATIONS BEFORE INCOME TAXES	(6,758,226)	(1,380,529)		(8,138,755)

Benefit for income taxes	(2,350,257)	(483,185	)(e)	(2,833,442)

LOSS FROM CONTINUING OPERATIONS	(4,407,969)	(897,344)		(5,305,313)

Preferred stock dividends	420,000	—		420,000

NET LOSS FROM CONTINUING OPERATIONS	$(4,827,969)	$(897,344)		$(5,725,313)

LOSS FROM CONTINUING OPERATIONS PER SHARE:
BASIC:	$(0.37)			$(0.44)

DILUTED:	$(0.37)			$(0.44)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	13,089,332			13,089,332

Diluted	13,089,332			13,089,332

The accompanying notes to unaudited pro forma condensed consolidated financial statements are an integral part of these statements.

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2005

	Contango Historical	Pro Forma Adjustments		Pro Forma After Sale
REVENUES:
Natural gas and oil sales	$3,010,274	$(2,094,468	)(f)	$915,806

Total revenues	3,010,274	(2,094,468)		915,806

EXPENSES:
Operating expenses	279,489	(201,887	)(g)	77,602
Exploration expenses	1,919,411	(1,185,308	)(h)	734,103
Depreciation, depletion and amortization	673,857	(361,455	)(i)	312,402
General and administrative expense	2,021,974	—		2,021,974

Total expenses	4,894,731	(1,748,650)		3,146,081

LOSS FROM CONTINUING OPERATIONS	(1,884,457)	(345,818)		(2,230,275)

Interest expense	(192)	—		(192)
Interest income	399,368	—		399,368
Gain on sale of assets and other	241,686	—		241,686

LOSS FROM CONTINUING
OPERATIONS BEFORE INCOME TAXES	(1,243,595)	(345,818)		(1,589,413)

Benefit for income taxes	(506,521)	(121,036	)(e)	(627,557)

LOSS FROM CONTINUING OPERATIONS	(737,074)	(224,782)		(961,856)

Preferred stock dividends	301,000	—		301,000

NET LOSS FROM CONTINUING OPERATIONS	$(1,038,074)	$(224,782)		$(1,262,856)

LOSS FROM CONTINUING OPERATIONS PER SHARE:
BASIC:	$(0.07)			$(0.09)

DILUTED:	$(0.07)			$(0.09)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	14,586,862			14,586,862

Diluted	14,586,862			14,586,862

The accompanying notes to unaudited pro forma condensed consolidated financial statements are an integral part of these statements.

CONTANGO OIL & GAS COMPANY AND SUBSIDIARIES

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED BALANCE SHEETS

As of December 31, 2005

	Contango Historical	Pro Forma Adj. (1)	Pro Forma Adj. (2)	Pro Forma After Sale
Assets
Cash and cash equivalents and short-term investments	$23,012,829	$11,122,805	$—	$34,135,634
Other current assets	1,656,845	—	—	1,656,845

Total current assets	24,669,674	11,122,805	—	35,792,479

Net property and equipment	26,175,466	(4,562,333)	(12,991)	$21,600,142
Other assets	11,408,997	—	—	11,408,997

Total assets	$62,254,137	$6,560,472	$(12,991)	$68,801,618

Liabilities and Stockholders’ Equity
Current liabilities	$1,196,236	$10,000	$—	$1,206,236
Income taxes payable	—	1,784,938	—	1,784,938

Total current liabilities	1,196,236	1,794,938	—	2,991,174
Asset Retirement Obligation	11,093	—	(11,093)	—

Total liabilities	1,207,329	1,794,938	(11,093)	2,991,174
Stockholders’ equity	61,046,808	4,765,534	(1,898)	65,810,444

Total liabilities and stockholders equity	$62,254,137	$6,560,472	$(12,991)	$68,801,618

The accompanying notes to unaudited pro forma condensed consolidated financial statements are an integral part of these statements.

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

The unaudited pro forma consolidated statements of operations for the year ended June 30, 2005, are based on our audited financial statements for the year ended June 30, 2005 and the adjustments and assumptions described below.

Pro Forma Adjustments

The unaudited pro forma consolidated statements of operations for the year ended June 30, 2005 reflect the following adjustments:

a.	Removal of the natural gas and oil sales associated with our south Texas and Alabama natural gas and oil interests.

b.	Removal of the operating expenses associated with our south Texas and Alabama natural gas and oil interests.

c.	Removal of the dry hole costs and geological & geophysical costs associated with our south Texas and Alabama natural gas and oil interests.

d.	Removal of the depreciation, depletion and amortization expense (“DD&A”) associated with our south Texas and Alabama natural gas and oil interests.

e.	Recording of a pro forma income tax provision, assuming a 35% rate, based on the pro forma change in loss from continuing operations before income taxes.

The unaudited pro forma consolidated statements of operations for the six months ended December 31, 2005 and unaudited pro forma condensed consolidated balance sheets as of December 31, 2005 are based on our unaudited financial statements for the six months ended December 31, 2005 and the adjustments and assumptions described below.

Pro Forma Adjustments

The unaudited pro forma consolidated statements of operations for the six months ended December 31, 2005 reflect the following adjustments:

f.	Removal of the natural gas and oil sales associated with our south Texas and Alabama natural gas and oil interests.

g.	Removal of the operating expenses associated with our south Texas and Alabama natural gas and oil interests.

h.	Removal of the dry hole costs and geological & geophysical costs associated with our south Texas and Alabama natural gas and oil interests.

i.	Removal of the depreciation, depletion and amortization expense (“DD&A”) associated with our south Texas and Alabama natural gas and oil interests.

The unaudited pro forma balance sheet reflects the following adjustments:

1.	Recording of the proceeds from the sale of our south Texas and Alabama natural gas and oil interests, transaction costs, and primary legal and accounting fees, relating to the sale and removal of associated net proved property basis with the offsetting gain, net of applicable taxes, to retained earnings.

2.	Removal of plug and abandonment obligations associated with our south Texas and Alabama natural gas and oil as a result of the sale.